PROFESSIONAL SERVICES and CONSULTING AGREEMENT

This Agreement is being entered into and shall be effective as of the 28th day of June 2013 (the “Effective Date”), by, between and among TARGETED MEDICAL PHARMA, INC. (collectively “TMP”), a Delaware corporation with principal offices located at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077 with an Employer Identification Number of ______________ and CAMBRIDGE MEDICAL CAPITAL SERVICES, L.L.C., a Delaware limited liability company with a principal office located 266 Harristown Road, Suite 300, Glen Rock, NJ 07452, together with its successors and/or assigns (collectively “CONSULTANT”), who may hereinafter be referred to collectively as the “Parties” or individually as a “Party”.

WHEREAS, TMP requires consulting services in the area of medical receivable financing, billing and management, and Consultant represents that it has the education, training, and experience required by TMP for this effort;

WHEREAS, this Agreement is of mutual interest and benefit to TMP and Consultant and will further the objectives of TMP;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree to the following:

1. Services: During the term of this Agreement, Consultant will provide consultation, guidance and assistance to TMP as requested in the areas including but not limited to medical receivable billing, billing/management strategies, financing and introduction to the financial community. The scope of the Services to be provided by the Consultant may be reasonably modified, reduced or expanded. Consultant may be requested to work on other matters, programs and/or projects.

2. Term of Agreement/Termination: The term of this Agreement shall expire at which time all obligations or contemplated transactions detailed in the Common Stock Warrant by TMP with a Date of Issuance of June 28, 2013 are met, satisfied and/or completed in their entirety.

3. Compliance With All Laws: Consultant agrees to perform all services required under this Agreement at the highest standard of quality, and in accordance with TMP policy and all applicable local, state and federal requirements. The Parties shall comply with HIPAA and have already executed the Consultant’s Business Associate Agreement.

4. Payment: In consideration for its services, TMP will pay Consultant a one time fee of sixty-four thousand dollars ($64,000.00) upon execution of the instant Agreement. In the event the balance of the $3,280,000.00 is not delivered to TMP pursuant to the terms in the Workers’ Compensation Receivables Funding, Assignment and Security Agreement (CA), dated and effective on June 27, 2013, Consultant’s one time fee shall be reduced to $15,000.00.

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5. No Agent: Consultant is solely responsible for payment of all governmental obligations arising in connection with this Agreement. Neither Party nor any of their respective employees or independent contractors is authorized or empowered to act as agent for the other for any purpose and shall not on behalf of the other enter into any contract, warranty, or representation as to any matter, except as specifically allowed herein and limited to the narrowest construction thereof. Neither shall be bound by the acts or conduct of the other. Consultant covenants that he will not at any time represent himself, either directly or by implication, as an agent of TMP or as having authority to bind TMP.

6. Confidentiality: Consultant understands that, in the course of providing professional services hereunder, TMP may disclose to Consultant certain sensitive, confidential personnel and financial information. All such information received, disclosed to, developed or created by Consultant in the course of providing services to TMP shall be confidential and proprietary as to TMP. Consultant shall not disclose confidential and proprietary information to any third party in a manner not directly related to the provision of services hereunder, except with the prior written consent of TMP or where compelled by law. Consultant’s confidentiality obligations described herein shall continue for the term of this Agreement and any renewal thereof, and for a period of three (3) years thereafter. With respect to trade secrets, the obligation shall last for so long as the information is treated as a secret by TMP.

7. Assignment: TMP has retained Consultant based, in part, upon his representation of personal skill and qualification to perform the Services as detailed herein. Consultant shall not assign his rights or obligations hereunder without the prior written consent of TMP.

8. Conflicts Of Interest: Consultant represents that there are no conflicts of interest, as concerning the same, between services to be rendered under this Agreement and Consultant's services and employment with other parties. If, during the course of this Agreement, Consultant becomes aware of facts which constitute or may give rise to a conflict of interest, Consultant shall immediately advise TMP, so that it may determine appropriate procedures for managing the same.

9. Indemnification/Hold-Harmless: Each Party shall at all times defend, indemnify and hold harmless the other Party, from and against any and all third party claims, damages, liabilities, costs and expenses.

10. General Provisions:

(a) The failure by either Party to enforce any provision of this Agreement or to timely insist on performance shall not constitute or be construed as a waiver of any right to strictly enforce a contractual provision.

(b) Consultant warrants that its performance of this Agreement does not depend on the acquisition of rights from any third party and will not knowingly infringe on the intellectual property rights of any third party.

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4 (c) Any notice provided for in this Agreement shall be in writing and deemed to have been received if sent by United States certified mail, postage pre-paid.

(d) The provisions of this Agreement shall be governed by the laws of the State of New Jersey, and the parties agree that the exclusive forum for any dispute concerning this Agreement shall be the Superior Court of New Jersey, Bergen County.

(e) This Agreement constitutes the entire understanding between the parties regarding this matter and merges any and all prior discussions, representations, promises, and warranties within its scope. There are no representations, warranties or promises not expressly set forth in this Agreement. Except as expressly set forth herein, this Agreement may not be modified, renewed, or extended, except in writing, signed by both parties.

AGREED TO AND ACCEPTED BY:

TARGETED MEDICAL PHARMA, INC.

By: David Silver, MD

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of ______________

On June       , 2013, before me,                           , notary public, personally appeared David Silver, MD, who proved to me on the basis of satisfactory evidence to be the person (s) whose name (s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _________________________
Signature of Notary Public

____________________________________________OPTIONAL_____________________________________________

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this to another form to another document.

Description of attached Document

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Title or Type of Document: ___________________________________________________________________

Document Date: ____________________________________ Number of Pages: _________________________

Signer(s) Other than Named Above: ____________________________________________________________

CAMBRIDGE MEDICAL CAPITAL SERVICES, L.L.C.

/s/ James Giordano
By: James Giordano, Chief Executive Officer

ACKNOWLEDGMENT

STATE OF NEW JERSEY	)
) SS:
COUNTY OF BERGEN	)

IT IS ACKNOWLEDGED that on June 28, 2013, before me personally appeared James N. Giordano, the Chief Executive Officer of CAMBRIDGE MEDICAL CAPTIAL SERVICES, L.L.C. and fully executed the Agreement herein.

Notary Public

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